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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)           SEPTEMBER 3, 1998
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                                RAILAMERICA, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        0-20618                                          65-0328006
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(Commission File Number)                      (IRS Employer Identification No.)



                           301 YAMATO ROAD, SUITE 1190
                            BOCA RATON, FLORIDA 33431
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code      (561) 994-6015
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.         OTHER EVENTS

         On September 3, 1998, RailAmerica, Inc. (the "Company") entered into a standstill agreement (the "Standstill Agreement") with a major investor group of the Company that owns, in the aggregate, 1,552,900 shares of the Company's common stock, $.001 par value (the "Common Stock"), or 15.9% of the shares of Common Stock currently outstanding. The investor group is comprised of EGS Associates, L.P., EGS Partners, L.L.C., Bev Partners, L.P., Jonas Partners, L.P. and several other affiliated individuals (collectively, the "Investor Group").

         The Standstill Agreement provides that the Investor Group will not acquire, individually or in the aggregate, more than 19.9% of the outstanding Common Stock. Additionally, while such shareholders own 15% or more of the outstanding Common Stock, they will not participate in proxy contests adverse to the Company, take or attempt to take control of the Company, nor otherwise interfere with the current management or operations of the Company.

         Concurrently with the consummation of the Standstill Agreement, the Company amended its 1998 Common Stock Purchase Rights Agreement (the "Rights Agreement") to provide that the ownership position held by the Investor Group will not trigger the exercise of the common stock purchase rights unless and until such shareholders, individually or in the aggregate, acquire 20% or more of the Common Stock.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

      EXHIBIT
      NUMBER                            DESCRIPTION
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        4.1          First Amendment to the Rights Agreement, dated as of
                     September 3, 1998, between the Company and American Stock Transfer & Trust Company.(1)

        4.2          Form of Agreement among the Company and the Investor
                     Group.

        99           Press release, dated as of September 3, 1998.


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(1)      Incorporated by reference to the exhibit of the same number filed as part of the Registrant's Registration Statement on Form 8-A/A, filed on September 16, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RAILAMERICA, INC.


Dated:  September 15, 1998                      By: /s/ Donald D. Redfearn
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                                                     Donald D. Redfearn
                                                     Executive Vice President






































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                                INDEX TO EXHIBITS



      EXHIBIT
       NUMBER                         EXHIBIT DESCRIPTION
------------------   -----------------------------------------------------------

        4.2          Form of Agreement among the Company and the Investor
                     Group.

        99           Press release, dated as of September 3, 1998.